-----------------------------------
                 Municipal Partners
                 Fund Inc.


                 Semi-Annual Report
                 JUNE 30, 2000

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

Dear Shareholders:

We are pleased to provide this semi-annual report for the Municipal Partners Fund Inc. ("Fund") as of June 30, 2000. Included is a market commentary, a schedule of the Fund's investments as of June 30, 2000 and financial statements for the six months ended June 30, 2000.1 The Fund distributed income dividends to common shareholders totaling $0.40 per common share during the period. The table below shows the annualized distribution rate and the six-month total return based on the Fund's June 30, 2000 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:2

             Price                  Annualized              Six-Month
           Per Share            Distribution Rate3        Total Return3
          ----------             ----------------         -------------
        $13.49 (NAV)                  5.92%                   5.99%
        $11.8125 (NYSE)               6.76%                  11.86%

MARKET REVIEW

During the past six months in the municipal bond market we have seen a precipitous drop in the amount of supply that has come to the market. Overall, supply is down about 30% as of June 30, 2000. This decline in supply is due primarily to the drop in refunding activity (refunding refers to replacing existing bond issues through the sale of new bond issues, usually to lower the interest rate being paid). With the rise in interest rates over the past year and a half in the municipal bond sector, it has been increasingly difficult for issuers to get a present value savings great enough to warrant replacing existing debt with new debt. In fact, at the end of June, refunding activity was down 70% year-to-date, while new project funding was virtually unchanged.

We do not expect refunding activity to pick up in the near term as we think current levels of interest rates would not allow for a rally of refund activity. In terms of overall supply, we estimate that $175 billion should come to the market in 2000.

---------------------
1 The information provided represents the opinion of the manager and is not to be a forecast of future results. Further, there is no assurance that certain securities will remain in or out of the portfolio.

2 The NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (net assets of common shareholders) by the total number of common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is its market price (NYSE) as determined by supply and demand.

3 Total returns are based on changes in NAV or the market price, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in the report. This annualized distribution rate assumes a current monthly income dividend rate to common shareholders of $0.0665 for twelve months. This rate is as of July 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

In terms of demand, there are three primary investors in the municipal market: the retail investor, the institutional investor (mainly property and casualty insurance companies) and the mutual fund industry. Mutual funds have been experiencing negative cash flows for quite some time; however, over the past month or so, we have seen those cash outflows moderate to some extent. Property and casualty insurance companies have begun to reallocate some assets toward municipal securities after experiencing a challenging past year. We view this trend as positive for overall demand. Retail investors, noticeably absent during 1998, drove demand in the municipal sector during 1999, and we believe will continue to do so as long as interest rates remain stable.

INVESTMENT STRATEGY

Our philosophy of focusing on long-term fundamentals, rigorous credit analysis and sector selection remains the foundation for how we manage the Fund. Our investment strategy is somewhat neutral based on recent volatility in the municipal market. During the first quarter of 2000, we saw strong demand for municipals and resulting lower interest rates. Performance was relatively strong, outpacing most other fixed income asset classes. Through April and May, however, the sector experienced some difficulties which began to turn around yet again in June. We believe these wild fluctuations in interest rates warranted our neutral stance.

We plan to remain neutral to our benchmark in anticipation of the "July Effect." January and July correspond to the fiscal year-end in many municipalities, freeing funds for reinvestment. Typically, this excess cash is derived from coupon payments, maturities, redemptions, calls, etc. A concern is that these assets may be reallocated to other sectors, specifically, the equity markets. However, in our view, this newly available cash will likely be reinvested into the municipal market as turbulence in the stock market has caused investor concerns to rise. This effect should bode well for the technical aspect of municipals. With demand outpacing supply and ample cash sitting on the sidelines, we expect municipal securities to fare favorably in the coming months.

We remain invested in higher quality securities due to narrow credit spreads. With the reduction in municipals supply, credit spreads have narrowed as more investor dollars chase yield.

As of June 30, 2000, the Fund's long-term holdings consisted of 51 issues throughout 25 states. Moreover, the credit quality of the portfolio remains high with an average credit quality of AA according to either Standard & Poor's Ratings Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). (S&P and Moody's are two major credit reporting and bond rating agencies.) The Fund had an average effective maturity of 13.4 years and an average leveraged duration of
14.1 years. The portfolio is well-diversified with the greatest industry sector weightings in industrial development, housing and healthcare.

MARKET OUTLOOK

We expect the domestic economy to pull back from its torrid pace of the first half of the year; however, our optimism is not without some trepidation. We remain concerned about inflation levels and rising commodity prices. While we have seen economic data indicating a moderating economy, we also note that inflation is not declining as quickly as the economic data shows.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

Overall, we think the U.S. economy should remain stable this year as low unemployment and strong consumer confidence will likely support demand for goods. Furthermore, we believe the Federal Reserve Board ("Fed") will engineer a good balance between strong economic growth and an "acceptable" rate of inflation.

All of us at Salomon Brothers Asset Management Inc appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.


Cordially,


/s/ William D. Cvengros                           /s/ Heath B. McLendon
William D. Cvengros                               Heath B. McLendon
Co-Chairman of the Board                          Co-Chairman of the Board



/s/ Robert E. Amodeo
Robert E. Amodeo
Executive Vice President

July 10, 2000

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

Schedule of Investments (unaudited)
June 30, 2000

     Face
    Amount     Rating(a)                          Security                                      Value
---------------------------------------------------------------------------------------------------------
Long-Term Investments -- 100.0%

Alabama -- 1.1%

 $1,225,000    BBB+      Courtland, AL IDB, Solid Waste Disposal Revenue, (Champion
                           International Corp. Project), Series A, 7.000% due 11/1/22 .....  $  1,250,443
                                                                                             ------------

District of Columbia -- 1.6%

  2,000,000    AAA       District of Columbia Revenue, (American University),
                           AMBAC-Insured, 5.625% due 10/1/26 ..............................     1,934,600
                                                                                             ------------

Georgia -- 2.1%

    230,000    AAA       Fulton County, GA Housing Authority, Single-Family
                           Mortgage, 6.600% due 3/1/28 ....................................       237,342
  2,250,000    AAA       Georgia Municipal Electric Authority Power Revenue, Series Z,
                           FGIC-Insured, 5.500% due 1/1/20 ................................     2,228,760
                                                                                             ------------
                                                                                                2,466,102
                                                                                             ------------
Hawaii -- 1.7%

  2,000,000    AAA       Hawaii State Airport System Revenue Refunding, Series B,
                           FGIC-Insured, 6.000% due 7/1/19 ................................     2,027,320
                                                                                              -----------

Illinois -- 10.4%

  3,750,000    AAA       Chicago, IL Board of Education, School Reform,
                           AMBAC-Insured, 5.750% due 12/1/27 ..............................     3,676,800
                         Chicago, IL Midway Airport Revenue:
  2,000,000    AAA         Series A, MBIA-Insured, 5.500% due 1/1/29 ......................     1,882,400
  2,000,000    AAA         Series B, MBIA-Insured, 5.625% due 1/1/29 ......................     1,885,200
  1,500,000    A+        Illinois Health Facilities Authority Revenue Refunding, (Lutheran
                           General Health System), Series C, 7.000% due 4/1/14 ............     1,664,265
  3,000,000    AAA       Illinois State Sales Tax Revenue, Series V, 6.375% due 6/15/20 ...     3,136,770
                                                                                             ------------
                                                                                               12,245,435
                                                                                             ------------
Iowa -- 0.9%

  1,000,000    A1*       Iowa Finance Authority, Hospital
                           Facility Revenue, 6.750% due 2/15/16 ...........................     1,035,160
                                                                                             ------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

June 30, 2000

     Face
    Amount     Rating(a)                          Security                                      Value
---------------------------------------------------------------------------------------------------------
Kansas -- 1.2%

 $1,430,000    AA        Kansas State Development Finance Authority, Health Facilities
                           Revenue, (Sisters of Charity), Series J, 6.250% due 12/1/28 ....  $  1,446,946
                                                                                             ------------

Maine -- 1.9%
                         Maine State Housing Authority Mortgage Purchase:
  1,680,000    AA          Series A-2, 6.650% due 11/15/25 ................................     1,697,338
    525,000    AA          Series A-4, 6.375% due 11/15/12 ................................       529,421
                                                                                             ------------
                                                                                                2,226,759
                                                                                             ------------
Maryland -- 4.2%

  1,000,000    Baa1*     Maryland State Health & Higher Educational Facilities Authority
                           Revenue, (University of Maryland Medical
                           System), 6.750% due 7/1/30 .....................................     1,006,940
  3,750,000    AAA       Northeast Maryland Waste Disposal Authority, Solid Waste
                           Revenue, (Montgomery County Resource Recovery-Ogden
                           Martin Systems Project A), MBIA-Insured, 6.300% due 7/1/16 .....     3,863,813
                                                                                             ------------
                                                                                                4,870,753
                                                                                             ------------
Massachusetts -- 2.7%

  3,170,000    AA        Massachusetts State Water Pollution Abatement,
                           Series A, 5.750% due 8/1/29 ....................................     3,130,121
                                                                                             ------------

Minnesota -- 2.7%

  3,175,000    AA+       Minnesota State Housing Finance Agency, Single-Family
                           Mortgage, Series H, 6.500% due 1/1/26 ..........................     3,189,700
                                                                                             ------------

Nevada -- 5.8%

  1,350,000    AAA       Clark County, NV Passenger Facility Revenue, (McCarran
                           International Airport), MBIA-Insured, 5.750% due
                         7/1/23 1,309,824 Nevada Housing Division, Single-Family
                         Program, Series B-2:
  4,355,000    Aa2*        6.400% due 10/1/25 .............................................     4,377,298
  1,020,000    Aaa*        6.950% due 10/1/26 .............................................     1,044,541
                                                                                             ------------
                                                                                                6,731,663
                                                                                             ------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

June 30, 2000

     Face
    Amount     Rating(a)                          Security                                      Value
---------------------------------------------------------------------------------------------------------
New Hampshire -- 0.4%

 $  515,000    Aa3*      New Hampshire State HFA, Single-Family Residential,
                           Series A, 6.800% due 7/1/15 ....................................  $    524,152
                                                                                             ------------
New Jersey -- 9.5%
                         New Jersey EDA:
  5,150,000    AAA         PCR, (Public Service Electric and Gas Co. Project), MBIA-Insured,
                             6.400% due 5/1/32 ............................................     5,329,684
  4,450,000    AAA         Water Facilities Revenue, (New Jersey American Water Co., Inc.
                             Project), Series A, FGIC-Insured, 6.875% due 11/1/34 .........     4,796,032
  1,000,000    A3*       New Jersey Health Care Facilities Financing Authority Revenue,
                           (Hackensack University Medical Center), 6.000% due 1/1/25 ......       992,390
                                                                                             ------------
                                                                                               11,118,106
                                                                                             ------------
New York -- 12.1%

  1,000,000    A-        New York City, NY GO, Series A, 6.000% due 5/15/30 ...............     1,004,810
                         New York City, NY Municipal Water Finance Authority,
                           Water & Sewer System Revenue:
  2,160,000    AAA           Series A, FSA-Insured, 5.375% due 6/15/26 ....................     2,034,785
  1,175,000    AA            Series B, 5.750% due 6/15/29 .................................     1,160,277
                         New York State Dorm Authority Revenue:
  2,000,000    BBB+        Mount Sinai Health, Series A, 6.500% due 7/1/25 ................     2,061,820
  4,000,000    A           Student University Educational Facilities, 5.500% due 5/15/26 ..     3,788,760
  1,250,000    Aaa*      New York State Mortgage Agency Revenue, 24th Series,
                           6.125% due 10/1/30 .............................................     1,245,075
  2,000,000    AAA       New York State Urban Development Corp. Revenue,
                           Correctional Facilities, AMBAC-Insured, 5.375% due 1/1/25 ......     1,882,080
    950,000    AAA       Port Authority of New York and New Jersey Construction,
                           Ninety-Sixth Series, FGIC-Insured, 6.600% due 10/1/23 ..........     1,008,824
                                                                                             ------------
                                                                                               14,186,431
                                                                                             ------------
Ohio -- 7.8%

  2,000,000    Baa2*     Miami County, OH Hospital Facilities Revenue Refunding &
                           Improvement, (Upper Valley Medical Center), 6.250% due 5/15/13 .     1,847,560
  7,200,000    A+        Ohio State Water Development Authority, Solid Waste Disposal
                           Revenue, (Cargill Inc.), 6.300% due 9/1/20 .....................     7,308,576
                                                                                             ------------
                                                                                                9,156,136
                                                                                             ------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

June 30, 2000

     Face
    Amount     Rating(a)                          Security                                      Value
---------------------------------------------------------------------------------------------------------
Pennsylvania -- 1.0%

 $1,150,000    AAA       Delaware Valley, PA Regional Finance Authority, Local Government
                           Revenue, Series A, AMBAC-Insured, 5.500% due 8/1/28 ............  $  1,110,728
                                                                                             ------------

Rhode Island -- 2.8%

  3,115,000    AA+       Rhode Island Housing & Mortgage Finance Corp., Homeownership
                           Opportunity, Series 7B, 6.800% due 10/1/25 .....................     3,218,449
                                                                                             ------------

South Carolina -- 1.6%

  2,000,000    AAA       Charleston County, SC Revenue, (Care Alliance
                           Health Services), Series A, FSA-Insured, 5.125% due
                           8/15/15 ........................................................     1,917,580
                                                                                             ------------

South Dakota -- 2.9%

  3,320,000    AAA       South Dakota Housing Development Authority, Homeowner
                           Mortgage, Series D, 6.850% due 5/1/26 ..........................     3,414,188
                                                                                             ------------

Tennessee -- 7.2%

  3,400,000    AA-       The IDB of Humphreys County, TN Solid Waste Disposal Revenue,
                           (E.I. du Pont de Nemours and Co. Project), 6.700% due 5/1/24 ...     3,609,814
  3,500,000    AAA       Memphis-Shelby County, TN Airport Authority, Airport Revenue,
                           Series D, AMBAC-Insured, 6.000% due 3/1/24 .....................     3,524,325
  1,335,000    AA        Tennessee Housing Development Agency, (Homeownership
                           Program), Series 2C, 6.350% due 1/1/31 .........................     1,348,270
                                                                                             ------------
                                                                                                8,482,409
                                                                                             ------------
Texas -- 10.2%

  6,000,000    AAA       Lower Neches Valley Authority, TX Industrial Development Corp.,
                           Sewerage Facilities Revenue, (Mobil Oil Refining Corp.
                           Project), 6.400% due 3/1/30 ....................................     6,120,480
                         Richardson, TX Hospital Authority, Hospital Revenue Refunding
                           & Improvement, (Richardson Medical Center):
  1,840,000    BBB+          6.750% due 12/1/23 ...........................................     1,726,104
  1,160,000    BBB+          6.750% due 12/1/23, Pre-Refunded 12/1/03 .....................     1,243,369
    255,000    AA        Texas State Veterans Housing Assistance, 6.800% due 12/1/23 ......       263,828
  2,750,000    BBB       West Side Calhoun County, TX Navigation District, Solid Waste
                           Disposal Revenue, (Union Carbide Chemicals), 6.400% due 5/1/23 .     2,576,283
                                                                                             ------------
                                                                                               11,930,064
                                                                                             ------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

June 30, 2000

     Face
    Amount     Rating(a)                          Security                                      Value
---------------------------------------------------------------------------------------------------------
Virginia -- 2.4%

 $2,000,000    BBB       Giles County, VA IDA Revenue, (Hoechst Celanese Project),
                           5.950% due 12/1/25 .............................................  $  1,811,160
    955,000    AA+       Virginia State Housing Development Authority, Commonwealth
                           Mortgage, Sub-Series B-5, 6.300% due 1/1/27 ....................       963,032
                                                                                             ------------
                                                                                                2,774,192
                                                                                             ------------
Washington -- 3.6%

  4,250,000    AAA       Seattle, WA GO, Series B, FSA-Insured, 5.750% due 12/1/28 ........     4,191,818
                                                                                             ------------

West Virginia -- 2.2%

  2,445,000    A-        West Virginia State Water Development Authority,
                           Loan Program II, Series A, 7.000% due 11/1/31,
                           Pre-Refunded 11/1/01 ...........................................     2,568,493
                                                                                             ------------
                         Total Investments -- 100% (Cost -- $115,485,520**) ...............  $117,147,748
                                                                                             ============

------------
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

   See pages 9 and 10 for definition of ratings and certain security descriptions.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

Long-Term Securities Ratings (unaudited)

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    - Bonds rated "AAA" have the highest rating assigned by Standard
         &Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     - Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A      - Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    - Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB     - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    - Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     - Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      - Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    - Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR     - Indicates that the bond is not rated by Moody's or Standard & Poor's as indicated.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

Short-Term Securities Ratings (unaudited)

SP-1   - Standard &Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    - Standard &Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 - Moody's highest rating for issues having a demand feature - VRDO.

P-1    - Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Security Descriptions (unaudited)

ABAG     - Association of Bay Area Governors
AIG      - American International Guaranty
AMBAC    - American Municipal Bond Assurance
             Corporation
BAN      - Bond Anticipation Notes
BIG      - Bond Investors Guaranty
CGIC     - Capital Guaranty Insurance Company
CHFCLI   - California Health Facility
             Construction Loan Insurance
CONNIE
  LEE    - College Construction Loan Association
COP      - Certificate of Participation
EDA      - Economic Development Authority
EDR      - Economic Development Revenue
FGIC     - Financial Guaranty Insurance Company
FHA      - Federal Housing Administration
FHLMC    - Federal Home Loan Mortgage
             Corporation
FLAIRS   - Floating Adjustable Interest Rate
             Securities
FNMA     - Federal National Mortgage Association
FRTC     - Floating Rate Trust Certificates
FSA      - Financial Security Assurance
GIC      - Guaranteed Investment Contract
GNMA     - Government National Mortgage
             Association
GO       - General Obligation Bonds
HDC      - Housing Development Corporation
HFA      - Housing Finance Authority
IDA      - Industrial Development Authority
IDB      - Industrial Development Board
IDR      - Industrial Development Revenue
INFLOS   - Inverse Floaters
ISD      - Independent School District
LEVRRS   - Leveraged Reverse Rate Securities
LOC      - Letter of Credit
MBIA     - Municipal Bond Investors Assurance
             Corporation
MVRICS   - Municipal Variable Rate Inverse
             Coupon Security
PCR      - Pollution Control Revenue
PSFG     - Permanent School Fund Guaranty
RAN      - Revenue Anticipation Notes
RIBS     - Residual Interest Bonds
RITES    - Residual Interest Tax-Exempt Securities
SYCC     - Structured Yield Curve Certificate
TAN      - Tax Anticipation Notes
TECP     - Tax Exempt Commercial Paper
TOB      - Tender Option Bonds
TRAN     - Tax and Revenue Anticipation Notes
VA       - Veterans Administration
VRDD     - Variable Rate Daily Demand
VRWE     - Variable Rate Wednesday Demand

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

Statement of Assets and Liabilities (unaudited)
June 30, 2000

ASSETS:
     Investments, at value (Cost -- $115,485,520) .......................................   $ 117,147,748
     Cash ...............................................................................          79,007
     Interest receivable ................................................................       1,759,516
     Receivable for securities sold .....................................................          75,831
     Prepaid expenses ...................................................................          16,715
     Other assets .......................................................................           9,341
                                                                                            -------------
     Total Assets .......................................................................     119,088,158
                                                                                            -------------

LIABILITIES:
     Payable for securities purchased ...................................................       1,258,932
     Management fee payable .............................................................          57,384
     Accrued expenses ...................................................................         102,109
                                                                                            -------------
     Total Liabilities ..................................................................       1,418,425
                                                                                            -------------
Total Net Assets ........................................................................   $ 117,669,733
                                                                                            =============

NET ASSETS:
     Preferred Stock (Note 5)                                                                $ 40,000,000
                                                                                            -------------
     Common Stock ($0.001 par value, 100,000,000 shares authorized; 5,757,094
       shares outstanding) ..............................................................           5,757
     Additional paid-in capital .........................................................      79,673,514
     Undistributed net investment income ................................................          10,326
     Accumulated net realized loss from security transactions ...........................      (3,682,092)
     Net unrealized appreciation on investments .........................................       1,662,228
                                                                                            -------------
     Net Assets Applicable to Common Stock ..............................................      77,669,733
                                                                                            -------------
Total Net Assets ........................................................................    $117,669,733
                                                                                            =============

Net Asset Value Per Share of Common Stock ($77,669,733 / 5,757,094 shares outstanding) ..          $13.49
                                                                                                   ======


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2000

INVESTMENT INCOME:
     Interest............................................................................     $ 3,559,198
                                                                                              -----------
EXPENSES:
     Management fees (Note 2) ...........................................................         345,503
     Auction agent fees .................................................................          55,011
     Audit and tax services .............................................................          34,944
     Shareholder communications .........................................................          31,595
     Transfer agent .....................................................................          13,430
     Directors' fees and expenses .......................................................          12,964
     Legal ..............................................................................           9,150
     Listing fees .......................................................................           8,063
     Custodian ..........................................................................           2,783
     Other ..............................................................................          12,178
                                                                                              -----------
     Total Expenses .....................................................................         525,621
                                                                                              -----------
Net Investment Income ...................................................................       3,033,577
                                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions
     (excluding short-term securities):
        Proceeds from sales .............................................................      19,132,421
        Cost of securities sold .........................................................      19,568,628
                                                                                              -----------
     Net Realized Loss ..................................................................        (436,207)
                                                                                              -----------
     Change in Net Unrealized Appreciation (Depreciation) of Investments:
        Beginning of period .............................................................      (1,018,679)
        End of period ...................................................................       1,662,228
                                                                                              -----------
     Increase in Net Unrealized Appreciation ............................................       2,680,907
                                                                                              -----------
Net Gain on Investments .................................................................       2,244,700
                                                                                              -----------
Increase in Net Assets From Operations ..................................................     $ 5,278,277
                                                                                              ===========


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

Statements of Changes in Net Assets

                                                                                 For the Six        For the Year
                                                                                Months Ended           Ended
                                                                                June 30, 2000       December 31,
                                                                                 (unaudited)           1999
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income.................................................      $  3,033,577       $  5,861,485
     Net realized loss.....................................................          (436,207)        (1,439,764)
     Increase in net unrealized appreciation (depreciation)................         2,680,907         (8,781,582)
                                                                                 ------------       ------------
     Increase (Decrease) in Net Assets From Operations.....................         5,278,277         (4,359,861)
                                                                                 ------------       ------------
DIVIDENDS PAID FROM NET INVESTMENT INCOME TO:
     Common shareholders...................................................        (2,297,081)        (4,594,162)
     Preferred shareholders................................................          (824,695)        (1,437,790)
                                                                                 ------------       ------------
     Decrease in Net Assets From Dividends ................................        (3,121,776)        (6,031,952)
                                                                                 ------------       ------------
Increase (Decrease) in Net Assets..........................................         2,156,501        (10,391,813)

NET ASSETS:
     Beginning of period...................................................       115,513,232        125,905,045
                                                                                 ------------       ------------
     End of period*........................................................      $117,669,733       $115,513,232
                                                                                 ============       ============
* Includes undistributed net investment income of: ........................           $10,326            $98,525
                                                                                      =======            =======

Statement of Cash Flows (unaudited)
For the Six Months Ended June 30, 2000

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
     Proceeds from sales of portfolio securities.............................................      $  19,121,628
     Purchases of portfolio securities.......................................................        (20,132,840)
     Net sales of short-term securities......................................................          1,100,000
                                                                                                   -------------
                                                                                                          88,788
     Net investment income...................................................................          3,033,577
     Amortization of net premium on investments..............................................             10,351
     Net change in receivables/payables related to operations................................             43,191
                                                                                                   -------------
     Net Cash Provided by Operating Activities...............................................          3,175,907
                                                                                                   -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:

     Common stock dividends paid.............................................................         (2,297,081)
     Preferred stock dividends paid..........................................................           (834,036)
                                                                                                   -------------
     Net Cash Used by Financing Activities...................................................         (3,131,117)
                                                                                                   -------------
Net Increase in Cash.........................................................................             44,790
Cash, Beginning of Period....................................................................             34,217
                                                                                                   -------------
Cash, End of Period..........................................................................      $      79,007
                                                                                                   =============


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

Municipal Partners Fund Inc. ("Fund") was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc ("Investment Adviser"), may appreciate in value relative to other similar obligations in the marketplace.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with Generally Accepted Accounting Principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in 5. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Advisors L.P. ("Investment Manager"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The management agreement was transferred to the Investment Manager from its subsidiary, Value Advisors LLC on November 2, 1999.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with the Investment Adviser, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to SSB Citi Fund Management LLC ("SSBC"), an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and SSBC.

The Fund pays the Investment Manager a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

At June 30, 2000, the Investment Adviser owned 4,275 shares of the Fund.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

Note 3. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases..........................................       $21,391,772
                                                          ===========
Sales..............................................       $19,132,421
                                                          ===========

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation......................       $ 2,683,553
Gross unrealized depreciation......................        (1,021,325)
                                                          -----------
Net unrealized appreciation........................       $ 1,662,228
                                                          ===========


Note 4. Capital Loss Carryforwards

At December 31, 1999, the Fund had a net capital loss carryover of approximately $2,425,000 of which $1,049,000 will be available through December 31, 2002, $704,000 will be available through December 31, 2003, $52,000 will be available through December 31, 2004 and $620,000 will be available through December 31, 2007 to offset future capital gains to the extent provided by Federal income tax regulations.

Note 5. Preferred Stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the six months ended June 30, 2000 ranged from 3.975% to 4.200%. The weighted average dividend rate for the six months ended June 30, 2000 was 4.078%. The Board of Directors designated the dividend period commencing April 18, 2000 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on April 17, 2000 remained in effect through July 17, 2000. The dividend rate for this Special Rate Period was 4.200%.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

Note 6. Concentration of Credit Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

Note 7. Events Subsequent to June 30, 2000

Common Stock Dividends. On July 3 and August 1, 2000, the Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $0.0665 per share, payable on July 28 and August 25, 2000 to shareholders of record on July 18 and August 15, 2000, respectively.

Preferred Stock Dividends. The Board of Directors designated each of the following dividend periods as a Special Rate Period. With each auction date, the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period.

  Commencement of          Auction          Rate Effective           Preferred
    Rate Period             Date                Through                Rate
-------------------------------------------------------------------------------
      7/18/00              7/17/00               7/24/00               4.300%
      7/25/00              7/24/00               7/31/00               4.200
       8/1/00              7/31/00                8/7/00               4.199
       8/8/00               8/7/00               8/14/00               4.150
      8/15/00              8/14/00               8/21/00               4.250

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

Financial Highlights

Data for a share of common stock outstanding throughout each year ended December 31, except where noted:

                                                 2000(1)      1999        1998       1997       1996      1995
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......     $  13.12    $  14.92    $ 14.85    $ 13.99    $ 14.19    $ 11.55
                                                --------    --------    -------    -------    -------    -------
Income (Loss) From Operations:
   Net investment income...................         0.52        1.02       1.04       1.06       1.08       1.10
   Net realized and unrealized gain (loss).         0.39       (1.77)      0.09       0.86      (0.24)      2.63
                                                --------    --------    -------    -------    -------    -------
Total Income (Loss) From Operations........         0.91       (0.75)      1.13       1.92       0.84       3.73
                                                --------    --------    -------    -------    -------    -------
Less Dividends Paid From
Net Investment Income to:
  Common shareholders......................        (0.40)      (0.80)     (0.80)     (0.80)     (0.79)     (0.80)
  Preferred shareholders...................        (0.14)      (0.25)     (0.26)     (0.26)     (0.25)     (0.29)
                                                --------    --------    -------    -------    -------    -------
Total Dividends From Net Investment Income.        (0.54)      (1.05)     (1.06)     (1.06)     (1.04)     (1.09)
                                                --------    --------    -------    -------    -------    -------
Net Asset Value, End of Period.............     $  13.49    $  13.12    $ 14.92    $ 14.85    $ 13.99    $ 14.19
                                                ========    ========    =======    =======    =======    =======
Market Value, End of Period................     $11.8125    $10.9375    $14.125    $ 13.50    $ 11.75    $11.625
                                                ========    ========    =======    =======    =======    =======
Total Return, Based on Market Price(2).....        11.86%++   (17.52)%    10.89%     22.31%      7.99%     26.18%
Ratios to Average Net Assets of
Common Shareholders(3):
  Operating expenses.......................         1.39%+      1.30%      1.28%      1.34%      1.40%      1.43%
  Net investment income....................         8.00%+      7.18%      6.99%      7.47%      7.84%      8.41%
Net Assets of Common Shareholders,
  End of Period (000s).....................      $77,670     $75,513    $85,905    $85,486    $80,553    $81,698
Preferred Stock Outstanding,
  End of Period (000s).....................      $40,000     $40,000    $40,000    $40,000    $40,000    $40,000
Portfolio Turnover Rate....................           17%         54%        32%        27%        27%        35%

----------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).
(2) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
(3) Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred shareholders.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                                                             Net Realized &
                                                                  Net Investment               Unrealized
                                                                      Income                   Gain (Loss)
                                                                -------------------       ----------------------
Quarter Ended*                                                   Total   Per Share         Total      Per Share
----------------------------------------------------------------------------------------------------------------
March 31, 1998...............................................    $1,515    $0.26          $  (198)     $(0.03)
June 30, 1998................................................     1,463     0.26              302        0.05
September 30, 1998...........................................     1,513     0.26            1,494        0.26
December 31, 1998............................................     1,491     0.26           (1,054)      (0.19)
March 31, 1999...............................................     1,449     0.25             (793)      (0.14)
June 30, 1999................................................     1,455     0.26           (3,463)      (0.60)
September 30, 1999...........................................     1,462     0.25           (2,750)      (0.48)
December 31, 1999............................................     1,495     0.26           (3,215)      (0.55)
March 31, 2000...............................................     1,514     0.26            1,909        0.33
June 30, 2000................................................     1,520     0.26              336        0.06
----------------------------------------------------------------------------------------------------------------

*Totals expressed in thousands of dollars except per share amounts.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209.

             M U N I C I P A L   P A R T N E R S   F U N D   I N C .

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer of
      PocketVideo Corporation; formerly
      Chief Executive Officer and
      President of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.

HEATH B. MCLENDON
      Co-Chairman of the Board;
      Managing Director, Salomon Smith
      Barney Inc.
      President and Director, SSB Citi Fund
      Management LLC and Travelers
      Investment Advisers, Inc.

RIORDAN ROETT
      Professor and Director, Latin American
      Studies Program, Paul H. Nitze
      School of Advanced International Studies,
      Johns Hopkins University

ROBERT L. ROSEN
      Chief Executive Officer,
      R.L.R. Partners, LLC
      Chairman, National Financial Partners

Officers

WILLIAM D. CVENGROS
      Co-Chairman of the Board

HEATH B. MCLENDON
      Co-Chairman of the Board

STEPHEN J. TREADWAY
      President

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

ROBERT E. AMODEO
      Executive Vice President

NEWTON B. SCHOTT
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary


Municipal Partners Fund Inc.

      7 World Trade Center
      New York, New York 10048
      Telephone 1-888-777-0102

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

INVESTMENT MANAGER
      PIMCO Advisors L.P.
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

AUCTION AGENT
      Bankers Trust Company
      4 Albany Street
      New York, New York 10006

CUSTODIAN
      PFPC Trust Company
      8800 Tinicum Blvd.
      Third Floor Suite 200
      Philadelphia, Pennsylvania 19153

DIVIDEND DISBURSING AND TRANSFER AGENT
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

NEW YORK STOCK EXCHANGE SYMBOL
      MNP

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200


                                -----------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                S. HACKENSACK, NJ
                                 PERMIT No. 750
                                -----------------


                                                                    MNPSEMI 6/00